EX.99.906CERT
Exhibit C



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Mexico Equity and Income Fund, Inc. does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Mexico Equity and Income Fund, Inc. for the year ended July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Mexico Equity and Income Fund, Inc. for the stated period.


/s/ Gerald Hellerman
--------------------
Gerald Hellerman
President & Treasurer, The Mexico Equity and Income Fund, Inc.

Dated: October 6, 2003


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Mexico Equity and Income Fund, Inc. for purposes of the Securities Exchange Act of 1934.




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